January 10, 2017

SEMPER MBS TOTAL RETURN FUND
Class A	SEMOX
Institutional Class	SEMMX
Investor Class	SEMPX

A series of Advisors Series Trust

Supplement to the Summary Prospectus and Prospectus for the Semper MBS Total Return Fund, each dated March 29, 2016, as supplemented

On January 6, 2017, the Board of Trustees of Advisors Series Trust approved a modification in the Semper MBS Total Return Fund’s (the “Fund”) principal investment strategy to allow the Fund to invest without limitation in Rule 144A securities. Previously, the Fund was able to invest up to 50% of its total assets in Rule 144A securities.  This change is expected to provide Semper Capital Management, L.P., the Fund’s investment adviser, with further ability to achieve the Fund’s investment objective.

Effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus.

•	The last sentence of the first paragraph in the “Principal Investment Strategies” section on page 2 of the Summary Prospectus, and pages 2 and 16 of the Prospectus, is modified as follows:

“The Fund may also invest without limit ~~up to 50% of its total assets~~ in Rule 144A securities, up to 50% of its total assets in when-issued securities, and up to 10% of its total assets in other investment companies, including exchange-traded funds (“ETFs”).”

Please retain this Supplement with your Summary Prospectus and Prospectus.
The date of this Supplement is January 10, 2017.